Exhibit 99.1

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JANUARY 31, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integrations Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for taxes	Non-GAAP

Orders	Change Year Over Year	2%	$979	$—	$—	$—	$—	$—	$—	$—	$—	$979	2%	Change Year Over Year

Net Revenue	Change Year Over Year	5%	$1,008	$—	$—	$—	$—	$—	$—	$—	$—	$1,008	5%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	50.6%	498	1	(31)	(3)	(1)	—	—	(1)	—	463	54.1%	Gross Margin
Research and development	As a % of Revenue	8.7%	88	—	—	—	(1)	(1)	—	—	—	86	8.5%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.6%	298	1	(18)	—	(4)	(1)	(10)	—	—	266	26.4%	As a % of Revenue
Total costs and expenses			884	2	(49)	(3)	(6)	(2)	(10)	(1)	—	815

Income from operations	Operating Margin	12.3%	124	(2)	49	3	6	2	10	1	—	193	19.2%	Operating Margin

Other income(expense), net			(27)	—	—	—	—	—	—	—	—	(27)

Income (loss) from continuing operations before taxes			97	(2)	49	3	6	2	10	1	—	166

Provision (benefit) for income taxes	Tax Rate	-25%	(24)	—	—	—	—	—	—	—	50	26	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	12.0%	$121	$(2)	$49	$3	$6	$2	$10	$1	$(50)	$140	13.9%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.37	$(0.01)	$0.14	$0.01	$0.02	$0.01	$0.03	$—	$(0.15)	$0.42
Diluted			$0.36	$(0.01)	$0.14	$0.01	$0.02	$0.01	$0.03	$—	$(0.15)	$0.41

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

2

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED APRIL 30, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	4%	$1,031	$—	$—	$—	$—	$—	$—	$—	$1,031	4%	Change Year Over Year

Net Revenue	Change Year Over Year	2%	$988	$—	$—	$—	$—	$—	$—	$—	$988	2%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.1%	503	(32)	(5)	—	(1)	1	—	—	466	52.9%	Gross Margin
Research and development	As a % of Revenue	8.8%	87	—	(1)	—	—	(1)	—	—	85	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.8%	304	(17)	(2)	(2)	(1)	(10)	(2)	—	270	27.3%	As a % of Revenue
Total costs and expenses			894	(49)	(8)	(2)	(2)	(10)	(2)	—	821

Income from operations	Operating Margin	9.5%	94	49	8	2	2	10	2	—	167	16.9%	Operating Margin

Other income(expense), net			(25)	—	—	—	—	—	—	—	(25)

Income from continuing operations before taxes			69	49	8	2	2	10	2	—	142

Provision (benefit) for income taxes	Tax Rate	42%	29	—	—	—	—	—	—	(6)	23	16%	Tax Rate

Income from continuing operations	Net Margin	4%	$40	$49	$8	$2	$2	$10	$2	$6	$119	12.0%	Net Margin

Income from continuing operations per share - Basic and Diluted:
Basic			$0.12	$0.14	$0.02	$0.01	$0.01	$0.03	$0.01	$0.02	$0.36
Diluted			$0.12	$0.14	$0.02	$0.01	$0.01	$0.03	$0.01	$0.01	$0.35

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333
Diluted			337	337	337	337	337	337	337	337	337

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JULY 31, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	10%	$1,017	$—	$—	$—	$—	$—	$—	$—	$—	$1,017	10%	Change Year Over Year

Net Revenue	Change Year Over Year	6%	$1,009	$—	$—	$—	$—	$—	$—	$—	$—	$1,009	6%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	507	(29)	(5)	(1)	(1)	—	—	—	—	471	53.3%	Gross Margin
Research and development	As a % of Revenue	8.5%	86	—	—	(1)	2	—	—	—	—	87	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	28.2%	285	(17)	(2)	—	(5)	—	(10)	10	—	261	25.9%	As a % of Revenue
Total costs and expenses			878	(46)	(7)	(2)	(4)	—	(10)	10	—	819

Income from operations	Operating Margin	13%	131	46	7	2	4	—	10	(10)	—	190	18.8%	Operating Margin

Other income(expense), net			(46)	—	—	—	—	21	2	(3)	—	(26)

Income (loss) from continuing operations before taxes			85	46	7	2	4	21	12	(13)	—	164

Provision for income taxes	Tax Rate	26%	22	—	—	—	—	—	—	—	5	27	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	6.2%	$63	$46	$7	$2	$4	$21	$12	$(13)	$(5)	$137	13.6%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.19	$0.14	$0.02	$0.01	$0.01	$0.06	$0.03	$(0.04)	$(0.01)	$0.41
Diluted			$0.19	$0.14	$0.02	$0.01	$0.01	$0.06	$0.03	$(0.04)	$(0.01)	$0.41

Weighted average shares used in computing net income (loss) per share:
Basic			334	334	334	334	334	334	334	334	334	334
Diluted			338	338	338	338	338	338	338	338	338	338

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED OCTOBER 31, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Nuclear Magnetic Resonance Business Exit	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	5%	$1,144	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,144	5%	Change Year Over Year

Net Revenue	Change Year Over Year	3%	$1,043	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,043	3%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	45.9%	564	—	—	(29)	(6)	(1)	1	—	(47)	(1)	1	—	482	53.8%	Gross Margin
Research and development	As a % of Revenue	9.3%	97	(4)	—	—	(2)	(1)	1	—	(5)	2	(1)	—	87	8.3%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.9%	312	—	(1)	(16)	(3)	1	(8)	—	(16)	(11)	3	—	261	25.0%	As a % of Revenue
Total costs and expenses			973	(4)	(1)	(45)	(11)	(1)	(6)	—	(68)	(10)	3	—	830

Income from operations	Operating Margin	6.7%	70	4	1	45	11	1	6	—	68	10	(3)	—	213	20.4%	Operating Margin

Other income(expense), net			(92)	—	—	—	—	—	1	68	—	2	—	—	(21)

Income (loss) from continuing operations before taxes			(22)	4	1	45	11	1	7	68	68	12	(3)	—	192

Provision for income taxes	Tax Rate	(18)%	4	—	—	—	—	—	—	—	—	—	—	27	31	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	(2.5)%	$(26)	$4	$1	$45	$11	$1	$7	$68	$68	$12	$(3)	$(27)	$161	15.4%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$(0.08)	$0.01	$—	$0.13	$0.03	$—	$0.02	$0.21	$0.21	$0.04	$(0.01)	$(0.08)	$0.48
Diluted			$(0.08)	$0.01	$—	$0.13	$0.03	$—	$0.02	$0.21	$0.21	$0.04	$(0.01)	$(0.08)	$0.48

Weighted average shares used in computing net income (loss) per share:
Basic			334	334	334	334	334	334	334	334	334	334	334	334	334
Diluted			334	334	334	334	334	334	334	334	334	334	334	334	334

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

SIX MONTHS ENDED APRIL 30, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	3%	$2,010	$—	$—	$—	$—	$—	$—	$—	$—	$2,010	3%	Change Year Over Year

Net Revenue	Change Year Over Year	3%	$1,996	$—	$—	$—	$—	$—	$—	$—	$—	$1,996	3%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	1,001	1	(63)	(8)	(1)	(1)	1	(1)	—	929	53.5%	Gross Margin
Research and development	As a % of Revenue	8.8%	175	—	—	(1)	(1)	(1)	(1)	—	—	171	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.2%	602	1	(35)	(2)	(6)	(2)	(20)	(2)	—	536	26.9%	As a % of Revenue
Total costs and expenses			1,778	2	(98)	(11)	(8)	(4)	(20)	(3)	—	1,636

Income from operations	Operating Margin	10.9%	218	(2)	98	11	8	4	20	3	—	360	18.0%	Operating Margin

Other income(expense), net			(52)	—	—	—	—	—	—	—	—	(52)

Income (loss) from continuing operations before taxes			166	(2)	98	11	8	4	20	3	—	308

Provision for income taxes	Tax Rate	3%	5	—	—	—	—	—	—	—	44	49	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	8.1%	$161	$(2)	$98	$11	$8	$4	$20	$3	$(44)	$259	13.0%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.48	$(0.01)	$0.30	$0.03	$0.02	$0.01	$0.06	$0.01	$(0.12)	$0.78
Diluted			$0.48	$(0.01)	$0.29	$0.03	$0.02	$0.01	$0.06	$0.01	$(0.12)	$0.77

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

NINE MONTHS ENDED JULY 31, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	5%	$3,027	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,027	5%	Change Year Over Year

Net Revenue	Change Year Over Year	4%	$3,005	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,005	4%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	1,508	1	(92)	(13)	(2)	(2)	—	1	(1)	—	1,400	53.4%	Gross Margin
Research and development	As a % of Revenue	8.7%	261	—	—	(1)	(2)	1	—	(1)	—	—	258	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.5%	887	1	(52)	(4)	(6)	(7)	—	(30)	8	—	797	26.5%	As a % of Revenue
Total costs and expenses			2,656	2	(144)	(18)	(10)	(8)	—	(30)	7	—	2,455

Income from operations	Operating Margin	11.6%	349	(2)	144	18	10	8	—	30	(7)	—	550	18.3%	Operating Margin

Other income(expense), net			(98)	—	—	—	—	—	21	2	(3)	—	(78)

Income (loss) from continuing operations before taxes			251	(2)	144	18	10	8	21	32	(10)	—	472

Provision for income taxes	Tax Rate	11%	27	—	—	—	—	—	—	—	—	49	76	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	7.5%	$224	$(2)	$144	$18	$10	$8	$21	$32	$(10)	$(49)	$396	13.2%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.67	$(0.01)	$0.43	$0.05	$0.03	$0.02	$0.06	$0.10	$(0.03)	$(0.13)	$1.19
Diluted			$0.66	$(0.01)	$0.43	$0.05	$0.03	$0.02	$0.06	$0.09	$(0.03)	$(0.13)	$1.17

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338	338

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

YEAR ENDED OCTOBER 31, 2014
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Nuclear Magnetic Resonance Business Exit	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	5%	$4,171	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,171	5%	Change Year Over Year

Net Revenue	Change Year Over Year	4%	$4,048	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,048	4%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.8%	2,072	1	—	—	(121)	(19)	(3)	(1)	—	(47)	—	—	—	1,882	53.5%	Gross Margin
Research and development	As a % of Revenue	8.8%	358	—	(4)	—	—	(3)	(3)	2	—	(5)	1	(1)	—	345	8.5%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.6%	1,199	1	—	(1)	(68)	(7)	(5)	(15)	—	(16)	(41)	11	—	1,058	26.1%	As a % of Revenue
Total costs and expenses			3,629	2	(4)	(1)	(189)	(29)	(11)	(14)	—	(68)	(40)	10	—	3,285

Income from operations	Operating Margin	10.4%	419	(2)	4	1	189	29	11	14	—	68	40	(10)	—	763	18.8%	Operating Margin

Other income(expense), net			(190)	—	—	—	—	—	—	1	89	—	4	(3)	—	(99)

Income (loss) from continuing operations before taxes			229	(2)	4	1	189	29	11	15	89	68	44	(13)	—	664

Provision for income taxes	Tax Rate	14%	31	—	—	—	—	—	—	—	—	—	—	—	76	107	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	4.9%	$198	$(2)	$4	$1	$189	$29	$11	$15	$89	$68	$44	$(13)	$(76)	$557	13.8%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.59	$(0.01)	$0.01	$—	$0.57	$0.09	$0.03	$0.05	$0.27	$0.20	$0.13	$(0.04)	$(0.22)	$1.67
Diluted			$0.59	$(0.01)	$0.01	$—	$0.56	$0.09	$0.03	$0.05	$0.26	$0.20	$0.13	$(0.04)	$(0.22)	$1.65

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338	338	338	338	338

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JANUARY 31, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Asset Impairments & Write-downs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	11%	$961	$—	$—	$—	$—	$—	$—	$—	$961	11%	Change Year Over Year

Net Revenue	Change Year Over Year	12%	$958	$—	$—	$—	$—	$—	$—	$—	$958	12%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.7%	491	—	(31)	(1)	(5)	(2)	(3)	—	449	53.1%	Gross Margin
Research and development	As a % of Revenue	8.8%	84	—	—	—	(1)	(1)	(1)	—	81	8.5%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	31.8%	305	(1)	(18)	(2)	(3)	(15)	(1)	—	265	27.7%	As a % of Revenue
Total costs and expenses			880	(1)	(49)	(3)	(9)	(18)	(5)	—	795

Income from operations	Operating Margin	8.1%	78	1	49	3	9	18	5	—	163	17.0%	Operating Margin

Other income(expense), net			(22)	—	—	—	—	—	(1)	—	(23)

Income from continuing operations before taxes			56	1	49	3	9	18	4	—	140

Provision for income taxes	Tax Rate	7%	4	—	—	—	—	—	—	19	23	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.4%	$52	$1	$49	$3	$9	$18	$4	$(19)	$117	12.2%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.15	$—	$0.14	$0.01	$0.03	$0.05	$0.01	$(0.05)	$0.34
Diluted			$0.15	$—	$0.14	$0.01	$0.03	$0.05	$0.01	$(0.06)	$0.33

Weighted average shares used in computing net income (loss) per share:
Basic			347	347	347	347	347	347	347	347	347
Diluted			352	352	352	352	352	352	352	352	352

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED APRIL 30, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	12%	$987	$—	$—	$—	$—	$—	$—	$—	$987	12%	Change Year Over Year

Net Revenue	Change Year Over Year	13%	$972	$—	$—	$—	$—	$—	$—	$—	$972	13%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	47.7%	508	(17)	(31)	—	—	—	(3)	—	457	53.0%	Gross Margin
Research and development	As a % of Revenue	8.6%	84	(4)	—	—	(1)	(1)	—	—	78	8.0%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	32.3%	314	(15)	(18)	(3)	(2)	(15)	(2)	—	259	26.6%	As a % of Revenue
Total costs and expenses			906	(36)	(49)	(3)	(3)	(16)	(5)	—	794

Income from operations	Operating Margin	6.8%	66	36	49	3	3	16	5	—	178	18.3%	Operating Margin

Other income(expense), net			(17)	—	—	—	—	(1)	—	—	(18)

Income from continuing operations before taxes			49	36	49	3	3	15	5	—	160

Provision for income taxes	Tax Rate	35%	17	—	—	—	—	—	—	9	26	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	3.3%	$32	$36	$49	$3	$3	$15	$5	$(9)	$134	13.8%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.09	$0.10	$0.14	$0.01	$0.01	$0.04	$0.01	$(0.01)	$0.39
Diluted			$0.09	$0.10	$0.14	$0.01	$0.01	$0.04	$0.01	$(0.02)	$0.38

Weighted average shares used in computing net income (loss) per share:
Basic			345	345	345	345	345	345	345	345	345
Diluted			349	349	349	349	349	349	349	349	349

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JULY 31, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	9%	$926	$—	$—	$—	$—	$—	$—	$—	$—	$926	9%	Change Year Over Year

Net Revenue	Change Year Over Year	8%	$951	$—	$—	$—	$—	$—	$—	$—	$—	$951	8%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.8%	487	1	—	(29)	(7)	1	(1)	(1)	—	451	52.6%	Gross Margin
Research and development	As a % of Revenue	8.6%	82	—	(1)	—	(1)	—	(2)	—	—	78	8.2%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.9%	284	(1)	—	(17)	—	(5)	(11)	(2)	—	248	26.1%	As a % of Revenue
Total costs and expenses			853	—	(1)	(46)	(8)	(4)	(14)	(3)	—	777

Income from operations	Operating Margin	10.3%	98	—	1	46	8	4	14	3	—	174	18.3%	Operating Margin

Other income(expense), net			(25)	—	—	—	—	—	—	(1)	—	(26)

Income from continuing operations before taxes			73	—	1	46	8	4	14	2	—	148

Provision (benefit) for income taxes	Tax Rate	41%	30	—	—	—	—	—	—	—	(6)	24	16%	Tax Rate

Income from continuing operations	Net Margin	4.5%	$43	$—	$1	$46	$8	$4	$14	$2	$6	$124	13.0%	Net Margin

Income from continuing operations per share - Basic and Diluted:
Basic			$0.13	$—	$—	$0.14	$0.02	$0.01	$0.04	$0.01	$0.02	$0.37
Diluted			$0.13	$—	$—	$0.13	$0.02	$0.01	$0.04	$0.01	$0.02	$0.36

Weighted average shares used in computing net income (loss) per share:
Basic			339	339	339	339	339	339	339	339	339	339
Diluted			343	343	343	343	343	343	343	343	343	343

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED OCTOBER 31, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	9%	$1,087	$—	$—	$—	$—	$—	$—	$—	$—	$1,087	9%	Change Year Over Year

Net Revenue	Change Year Over Year	7%	$1,013	$—	$—	$—	$—	$—	$—	$—	$—	$1,013	7%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	50.5%	501	(1)	(1)	(29)	(4)	—	(2)	—	—	464	54.2%	Gross Margin
Research and development	As a % of Revenue	8.6%	87	(1)	—	—	—	(1)	(1)	—	—	84	8.3%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	27.7%	281	4	(1)	(17)	(1)	(5)	(13)	—	—	248	24.5%	As a % of Revenue
Total costs and expenses			869	2	(2)	(46)	(5)	(6)	(16)	—	—	796

Income from operations	Operating Margin	14.2%	144	(2)	2	46	5	6	16	—	—	217	21.4%	Operating Margin

Other income(expense), net			(29)	—	—	—	—	—	(1)	3	—	(27)

Income (loss) from continuing operations before taxes			115	(2)	2	46	5	6	15	3	—	190

Provision for income taxes	Tax Rate	25%	29	—	—	—	—	—	—	—	1	30	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	8.5%	$86	$(2)	$2	$46	$5	$6	$15	$3	$(1)	$160	15.8%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.26	$(0.01)	$0.01	$0.14	$0.02	$0.02	$0.04	$0.01	$(0.01)	$0.48
Diluted			$0.26	$(0.01)	$0.01	$0.14	$0.02	$0.02	$0.04	$0.01	$(0.01)	$0.48

Weighted average shares used in computing net income (loss) per share:
Basic			331	331	331	331	331	331	331	331	331	331
Diluted			336	336	336	336	336	336	336	336	336	336

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

SIX MONTHS ENDED APRIL 30, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	11%	$1,948	$—	$—	$—	$—	$—	$—	$—	$—	$1,948	11%	Change Year Over Year

Net Revenue	Change Year Over Year	13%	$1,930	$—	$—	$—	$—	$—	$—	$—	$—	$1,930	13%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.2%	999	(17)	—	(62)	(1)	(5)	(2)	(6)	—	906	53.1%	Gross Margin
Research and development	As a % of Revenue	8.7%	168	(4)	—	—	—	(2)	(2)	(1)	—	159	8.2%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	32.1%	619	(15)	(1)	(36)	(5)	(5)	(30)	(3)	—	524	27.2%	As a % of Revenue
Total costs and expenses			1,786	(36)	(1)	(98)	(6)	(12)	(34)	(10)	—	1,589

Income from operations	Operating Margin	7.5%	144	36	1	98	6	12	34	10	—	341	17.7%	Operating Margin

Other income(expense), net			(39)	—	—	—	—	—	(1)	(1)	—	(41)

Income from continuing operations before taxes			105	36	1	98	6	12	33	9	—	300

Provision for income taxes	Tax Rate	20%	21	—	—	—	—	—	—	—	28	49	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	4.4%	$84	$36	$1	$98	$6	$12	$33	$9	$(28)	$251	13.0%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.24	$0.10	$—	$0.28	$0.02	$0.03	$0.10	$0.03	$(0.07)	$0.73
Diluted			$0.24	$0.10	$—	$0.28	$0.02	$0.03	$0.09	$0.03	$(0.07)	$0.72

Weighted average shares used in computing net income (loss) per share:
Basic			346	346	346	346	346	346	346	346	346	346
Diluted			351	351	351	351	351	351	351	351	351	351

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

NINE MONTHS ENDED JULY 31, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	10%	$2,874	$—	$—	$—	$—	$—	$—	$—	$—	$2,874	10%	Change Year Over Year

Net Revenue	Change Year Over Year	11%	$2,881	$—	$—	$—	$—	$—	$—	$—	$—	$2,881	11%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.4%	1,486	(16)	—	(91)	(8)	(4)	(3)	(7)	—	1,357	52.9%	Gross Margin
Research and development	As a % of Revenue	8.7%	250	(4)	(1)	—	(1)	(2)	(4)	(1)	—	237	8.2%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	31.3%	903	(16)	(1)	(53)	(5)	(10)	(41)	(5)	—	772	26.8%	As a % of Revenue
Total costs and expenses			2,639	(36)	(2)	(144)	(14)	(16)	(48)	(13)	—	2,366

Income from operations	Operating Margin	8.4%	242	36	2	144	14	16	48	13	—	515	17.9%	Operating Margin

Other income(expense), net			(64)	—	—	—	—	—	(1)	(2)	—	(67)

Income from continuing operations before taxes			178	36	2	144	14	16	47	11	—	448

Provision for income taxes	Tax Rate	29%	51	—	—	—	—	—	—	—	22	73	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	4.4%	$127	$36	$2	$144	$14	$16	$47	$11	$(22)	$375	13.0%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.37	$0.10	$0.01	$0.42	$0.04	$0.05	$0.14	$0.03	$(0.07)	$1.09
Diluted			$0.36	$0.10	$0.01	$0.41	$0.04	$0.05	$0.14	$0.03	$(0.06)	$1.08

Weighted average shares used in computing net income (loss) per share:
Basic			344	344	344	344	344	344	344	344	344	344
Diluted			348	348	348	348	348	348	348	348	348	348

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

YEAR ENDED OCTOBER 31, 2013
(Unaudited)
PRELIMINARY				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Orders	Change Year Over Year	10%	$3,961	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,961	10%	Change Year Over Year

Net Revenue	Change Year Over Year	10%	$3,894	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,894	10%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.0%	1,987	(17)	—	(1)	(120)	(12)	(4)	(5)	(7)	—	1,821	53.2%	Gross Margin
Research and development	As a % of Revenue	8.7%	337	(5)	(1)	—	—	(1)	(3)	(5)	(1)	—	321	8.2%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.4%	1,184	(12)	(1)	(1)	(70)	(6)	(15)	(54)	(5)	—	1,020	26.2%	As a % of Revenue
Total costs and expenses			3,508	(34)	(2)	(2)	(190)	(19)	(22)	(64)	(13)	—	3,162

Income from operations	Operating Margin	9.9%	386	34	2	2	190	19	22	64	13	—	732	18.8%	Operating Margin

Other income(expense), net			(93)	—	—	—	—	—	—	(2)	1	—	(94)

Income from continuing operations before taxes			293	34	2	2	190	19	22	62	14	—	638

Provision for income taxes	Tax Rate	27%	80	—	—	—	—	—	—	—	—	23	103	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.5%	$213	$34	$2	$2	$190	$19	$22	$62	$14	$(23)	$535	13.7%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.62	$0.10	$0.01	$0.01	$0.56	$0.06	$0.06	$0.18	$0.04	$(0.07)	$1.57
Diluted			$0.62	$0.10	$0.01	$0.01	$0.55	$0.06	$0.06	$0.18	$0.04	$(0.08)	$1.55

Weighted average shares used in computing net income (loss) per share:
Basic			341	341	341	341	341	341	341	341	341	341	341
Diluted			345	345	345	345	345	345	345	345	345	345	345

The preliminary reconciliation from GAAP to Non-GAAP net income is estimated based on our current information.